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                                                                  EXHIBIT 10.1.4

                               FOURTH AMENDMENT TO

                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FOURTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT, dated effective as of December 28, 2000 (the "Fourth Amendment"), is entered into between and among HERITAGE OPERATING, L.P., a Delaware limited partnership (the "Borrower") and BANK OF OKLAHOMA, NATIONAL ASSOCIATION ("BOk"), FIRSTAR BANK, N.A. (formerly known as Mercantile Bank National Association ("Firstar"), LOCAL OKLAHOMA BANK, N. A. ("Local") and HARRIS TRUST AND SAVINGS BANK ("Harris") (BOk, Firstar, Local and Harris, together with each other Person that becomes a Bank pursuant to Article XI of the Credit Agreement (hereinafter defined) collectively referred to herein as the "Banks"), BOk, as administrative agent for the Banks (in such capacity, the "Administrative Agent") and Firstar, as co-agent for the Banks (in such capacity, the "Co-Agent").

         WHEREAS, the Borrower, the Banks, the Administrative Agent and the Co-Agent entered into that certain First Amended and Restated Credit Agreement dated as of May 31, 1999 (the "Restated Credit Agreement"), as subsequently amended by that certain First Amendment to First Amended and Restated Credit Agreement dated as of October 15, 1999 (the "First Amendment"), by that certain Second Amendment to First Amended and Restated Credit Agreement dated as of May 31, 2000 (the "Second Amendment"), and by that certain Third Amendment thereto dated as of August 10, 2000 (the "Third Amendment") (the Restated Credit Agreement, together with the First Amendment, the Second Amendment and the Third Amendment, and all such other and further amendments now or hereafter entered into, including without limitation, this Fourth Amendment, are collectively referred to as the "Credit Agreement"); and

         WHEREAS, the Restated Credit Agreement, as amended and modified by the First Amendment, the Second Amendment and the Third Amendment, is sometimes referred to herein as the "Existing Credit Agreement"; and

         WHEREAS, the Borrower has requested the Banks, the Administrative Agent and the Co-Agent to (i) increase the maximum outstanding amount of the Working Capital Loan pursuant to the Working Capital Facility from $50,000,000.00 to $65,000,000.00 and (ii) reallocate each of the Banks' respective portion of the
(x) increased Maximum Working Capital Facility and (y) Maximum Acquisition Loan Facility, as each is specified in paragraph 1G (Section 10.1 of the Credit Agreement) hereof below.

         NOW THEREFORE, the parties hereto agree as follows:

         1. Amendments. The Credit Agreement shall be amended as set forth below:



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                  A. Section 1.1 of the Credit Agreement is amended by deleting the definition of "Existing Credit Agreement" and inserting in lieu thereof the following definition in the appropriate alphabetical position:

                  "Existing Credit Agreement" means the Credit Agreement dated as of June 25, 1996, as amended by the First Amendment to Credit Agreement dated as of July 25, 1996, the Second Amendment to Credit Agreement dated as of February 28, 1997, the Third Amendment to Credit Agreement dated as of September 30, 1997, the Fourth Amendment to Credit Agreement dated as of November 18, 1997, and the Fifth Amendment to Credit Agreement dated as of November 13, 1998, between and among Borrower, BOk, Firstar and BankBoston, N.A., and BankBoston, N.A., as Administrative Agent, and BOk, as Documentation Agent, as replaced and restated by the First Amended and Restated Credit Agreement dated as of May 31, 1999, between and among Borrower, BOk, Firstar and Local, and BOk, as Administrative Agent, and Firstar, as Co-Agent, as amended by the First Amendment to First Amended and Restated Credit Agreement dated as of October 31, 1999, between and among Borrower, BOK, Firstar and Local, and BOk, as Administrative Agent and Mercantile, as Co-Agent, as amended by the Second Amendment to First Amended and Restated Credit Agreement dated as of May 31, 2000, between and among Borrower, BOk, Firstar and Local, and BOk, as Administrative Agent, and Firstar, as Co-Agent, and as amended by the Third Amendment to First Amended and Restated Credit Agreement dated as of August 10, 2000, between and among Borrower, BOK, Firstar, Local and Harris, and Bok, as Administrative Agent and Firstar, as Co-Agent.

                  B. The form of Exhibit 2.1.4 (Acquisition Notes) annexed to the Existing Credit Agreement is replaced with the form of Exhibit
         2.1.4 annexed to this Fourth Amendment.

                  C. Section 2.2.2 of the Existing Credit Agreement is amended by deleting "$50,000,000" and inserting in lieu thereof "$65,000,000." The form of Exhibits 2.2.3 (Working Capital Borrowing Request) and
         2.2.4 (Working Capital Notes) annexed to the Existing Credit Agreement are replaced with the form of Exhibits 2.2.3 and 2.2.4 annexed to this Fourth Amendment.

                  D. Section 3.1 of the Existing Credit Agreement is amended by deleting "July 31, 2000" and inserting in lieu thereof "December 31, 2000."

                  E. Section 6.1(vii) of the Existing Credit Agreement is deleted in its entirety and replaced by the following:

                     (vii) Opinions of Borrower's Counsel. The Agents shall have received from Borrower's counsel, Doerner, Saunders, Daniel & Anderson, L.L.P., a favorable written closing opinion addressed to the Agents and the Banks with respect to the Credit Agreement, as amended by this Fourth Amendment, satisfactory in form and substance to the Administrative Agent's legal counsel including, without limitation, an opinion that all notices to or consents of the



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         Collateral Agent or the Note Purchasers as required by the amendments, modifications and transactions contemplated by this Fourth Amendment have been duly obtained and are in full force and effect.

                  F. Section 7B.2(ii) of the Existing Credit Agreement is amended by deleting "$50,000,000" and inserting in lieu thereof "$65,000,000."

                  G. Section 10.1 of the Existing Credit Agreement is deleted in its entirety and replaced by the following:

                  10.1 Interests in Loans/Commitments. The percentage interest of each Bank in the Loans and Letters of Credit, and the Commitments, shall be computed based on the maximum principal amount for each Bank as follows:

                          Maximum                                                  Maximum
                        Acquisition                 Maximum Working              Commitments'          Percentage
Bank                    Loan Facility              Capital Facility                 Amount               Interest
                       --------------              ----------------             ---------------         --------
Bok                    $21,739,130.00              $  28,260,870.00             $ 50,000,000.00          43.4783%
Firstar                $13,043,478.00              $  16,956,522.00             $ 30,000,000.00          26.0870%
Local                  $ 6,521,739.00              $   8,478,261.00             $ 15,000,000.00          13.0435%
Harris                 $ 8,695,653.00              $  11,304,347.00             $ 20,000,000.00          17.3912%
                       --------------              ----------------             ---------------         --------
Total                  $50,000,000.00              $  65,000,000.00             $115,000,000.00         100.0000%
                       ==============              ================             ===============         ========


         The foregoing percentage interests, as from time to time in effect and reflected in the Register, are referred to as the "Percentage Interests" with respect to all or any portion of the Loans and Letters of Credit, and the Commitments.

         2. Existing Credit Agreement/Counterparts. All of the remaining terms, provisions and conditions of the Existing Credit Agreement, except as otherwise expressly amended and modified by this Fourth Amendment, shall continue in full force and effect in all respects. This Fourth Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute a single Fourth Amendment. Delivery of an executed counterpart of a signature page to this Fourth Amendment by telecopier shall be as effective as delivery of a manually executed counterpart of this Fourth Amendment.

         3. Intercreditor Agreement/Security Agreement. The Borrower confirms that it has reviewed and approved the terms of the Intercreditor Agreement, including without limitation, the setoff sharing provisions set forth in Section 13(c) thereof. The Borrower agrees that any setoff shared under the terms of the Intercreditor Agreement with the Purchasers of the Private Placement Notes, to the extent of the portions so shared, will not be deemed to pay down the Loan. The Borrower further confirms and represents to the Banks, the Administrative Agent and the Co-Agent that (i) the additional $15,000,000.00 available under the Commitments ($15,000,000.00 under the Working Capital Facility) are secured by the Security Agreement and (ii) any amendments to or modifications of the Security Agreement or the Intercreditor


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Agreement and any notice to or consent of the Collateral Agent required by virtue of the increased Commitments or other transactions contemplated by this Fourth Amendment have been duly and validly consummated, given or obtained, as the case may be, and that such amendments, modifications or consents remain in full force and effect.

         4. Working Capital Loan Commitment Fee. Borrower shall pay to the Administrative Agent, for the pro rata benefit of those Banks increasing their aggregate Commitments under this Fourth Amendment (all Banks except for Local), concurrent with the closing of this Fourth Amendment a facility commitment fee equal to one half of one percentage point (0.50%) of the aggregate $15,000,000 increase in the Working Capital Loan Commitment.

         5. Further Assurances. The Borrower will, upon the request of the Agent from time to time, promptly execute, acknowledge and deliver, and file and record, all such instruments and notices, and take all such action, as the Agents deem necessary or advisable to carry out the intent and purposes of this Fourth Amendment and the Existing Credit Agreement.

         6. General. The Existing Credit Agreement and all of the other Loan Documents are each confirmed as being in full force and effect. This Fourth Amendment, the Existing Credit Agreement and the other Loan Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral, with respect to such subject matter. The invalidity or unenforceability of any provision hereof shall not affect the validity and enforceability of any other term or provision hereof. The headings in this Fourth Amendment are for convenience of reference only and shall not alter, limit or otherwise affect the meaning hereof. This Fourth Amendment is a Loan Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns including as such successors and assigns all holders of any Note(s). This Fourth Amendment shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of the State of Oklahoma.

         7. Conditions to Effectiveness. The effectiveness of this Fourth Amendment is subject to the satisfaction of the following conditions:

         (a) the Required Banks under the Credit Agreement shall have consented to this Fourth Amendment as evidenced by their execution hereof;

         (b) the Borrower shall have executed and delivered to the Administrative Agent its four (4) replacement (i) Working Capital Notes payable to the order of each of the Banks in the respective principal face amounts as set forth in the "Maximum Working Capital Facility" column of Section 10.1 of the Credit Agreement and (ii) Acquisition Notes payable to the order of each of the Banks in the respective principal face amounts as set forth in the "Maximum Acquisition Loan Facility" column of Section 10.1 of the Credit Agreement;

         (c) Borrower's corporate general partner shall have delivered to the Administrative Agent its closing and incumbency certificate with corporate resolution attached in form and content acceptable to the Administrative Agent and its legal counsel; and


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         (d) legal counsel to the Banks shall have been paid fees and expenses incurred in connection with this Fourth Amendment;

         IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to First Amended and Restated Credit Agreement to be duly executed and delivered in multiple counterparts in Tulsa, Oklahoma, effective as of the 28th day of December, 2000, by the undersigned duly authorized respective officers thereof.

                               "Borrower"

                               HERITAGE OPERATING, L.P., a Delaware
                               limited partnership

                               By:  Heritage Holdings, Inc., a Delaware
                                    corporation, general partner


                                    By_________________________________
                                        H.  Michael Krimbill, President
                                        and Chief Executive Officer





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                                    "Banks"

                                    BANK OF OKLAHOMA, NATIONAL
                                    ASSOCIATION

                                    By_______________________________________
                                        Denise L. Maltby
                                        Senior Vice President



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                                    FIRSTAR BANK, N.A. (formerly known as
                                    Mercantile Bank National Association)


                                    By_______________________________________
                                        John Billings
                                        Its:_________________________________





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                                    LOCAL OKLAHOMA BANK, N.A.



                                    By______________________________________
                                        Elisabeth F. Blue
                                        Senior Vice President



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                                    HARRIS TRUST AND SAVINGS BANK


                                    By_______________________________________
                                        Timothy E. Broccolo
                                        Managing Director






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                                    "Administrative Agent"

                                    BANK OF OKLAHOMA, NATIONAL
                                    ASSOCIATION

                                    By_______________________________________
                                        Denise L. Maltby
                                        Senior Vice President






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                                    "Co-Agent"

                                    FIRSTAR BANK, N.A. (formerly known as
                                    Mercantile Bank National Association)



                                    By________________________________________
                                        John Billings
                                        Its:__________________________________










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